PRUDENTIAL INVESTMENT PORTFOLIOS 2

PGIM TIPS Fund (the Fund)

Supplement dated September 27, 2024, to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement (“Supplement”) is part of and should be read in conjunction with the summary prospectus, the prospectus (together with the summary prospectus, the “Prospectus”) and statement of additional information (“SAI”) of PGIM TIPS Fund (the “Fund”) dated September 27, 2024. Unless otherwise defined herein, capitalized terms used in this Supplement shall have the same meanings as in the Prospectus and the SAI.

Effective as of the date of this Supplement, the Fund’s investment objective is to seek to outperform the Bloomberg US Treasury Inflation Protected (TIPS) Index. Effective October 27, 2024, the Fund’s investment objective is to seek to provide inflation protection and income by investing primarily in inflation protected debt securities. Accordingly, effective October 27, 2024, all references to the Fund’s current investment objective are replaced by the new investment objective.

The Fund’s current investment strategies are not changing. The Fund invests, under normal circumstances, at least 80% of its investable assets in U.S. Treasury Inflation-Protected Securities (“TIPS”).

LR1481